SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

      Current Report Pursuant to Section 13 or 15(d) of the Securities and
                              Exchange Act of 1934


                                 June 12, 2002

                Date of Report (Date of Earliest Event Reported):


                          LEAPFROG SMART PRODUCTS, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                   COLORADO
                 (State or Other Jurisdiction of Incorporation)


           000-20786                                     84-1076959
      (Commission File No.)                           (I.R.S. Employer
                                                     Identification No.)


   1101 Maitland Center Commons
         Maitland, Florida                                 32751

      (Address of Principal
        Executive Offices)                               (Zip Code)


                                (407)-838-0400

             (Registrant's Telephone Number, Including Area Code)


The Registrant has filed this Form 8-K to properly identify its past certifying accountants from Moore Stephens Lovelace, P.A., located in Winter Park, Florida (as previously reported) to, Tedder, James, Worden and Associates, P.A., located in Orlando, Florida.

Item 4 to Form 8-K is set forth as follows:


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 10, 2002, the Registrant's Board of Directors dismissed Moore Stephens Lovelace, P.A. and decided to engage Tedder, James, Worden & Associates, P.A., whose business address is:

11 South Avenue, Suite 200 Orlando, Florida 32803-7400,

to act as the Registrant's independent certified public accountants commencing with the period from January 1, 2001 through December 31, 2001. Tedder, James, Worden & Associates, P.A. confirmed acceptance of the appointment in their engagement letter dated June 10, 2002.

During the period since the Registrant's incorporation (1996) through December 31, 2001 and for the interim periods subsequent to December 31, 2001, there have been no disagreements with Moore Stephens Lovelace, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

The auditor's report for the period ended December 31, 2000 previously issued by Moore Stephens Lovelace P.A. did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. However, their report did include an explanatory paragraph stating substantial doubt regarding the Company's ability to continue as a going concern.


The Registrant has not consulted with Moore Stephens Lovelace P.A. during the aforementioned period since December 31, 2001 or subsequent interim periods to December 31, 2001 on either application of accounting principles or type of opinion Moore Stephens Lovelace P.A. might issue on the Registrant's financial statements.

The Registrant has requested that Moore Stephens Lovelace, P.A., furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A copy of Moore Stephens Lovelace P.A.'s letter to the SEC, dated June 14, 2002, is filed as Exhibit 16 to the current Form 8-K.


ITEM 7. EXHIBITS.

(16) Letter from Moore Stephens Lovelace, P.A.
     re change in certifying accountant.

(99) Letter to SEC regarding Auditor Independence

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Maitland, State of Florida, on June 10, 2002.

                                         LEAPFROG SMART PRODUCTS, INC.
                                         By:

                                         /s/ Randall Schrader

                                         ___________________________
                                         Randall Schrader
                                         Chief Executive Officer

June 14, 2002

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, DC  20549

Dear Sir / Madam:

We were previously principal accountants for Leapfrog Smart Products, Inc. and Subsidiaries (Commission File Number 000-20786) and on March 8, 2001, except for
Note 9, as to which the date is April 2, 2001, we reported on the consolidated financial statements of Leapfrog Smart Products, Inc. and Subsidiaries as of and for the years ended December 31, 2000 and 1999. We have read Leapfrog Smart Products, Inc. and Subsidiaries' statements included under Item 4 of its Form 8-K, dated June 12, 2002, and are in agreement with the statements contained in the second, third and fourth paragraphs under Item 4. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,

/s/ Moore Stephens Lovelace, P.A.

MOORE STEPHENS LOVELACE, P.A.

cc:  Mr. Randall Schrader, Chief Executive Officer
     Leapfrog Smart Products, Inc.